 Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement on Schedule 13D jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.
In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the Class A Common Stock, par value $0.0001 per share, of Archaea Energy Inc., a Delaware corporation, beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D.
IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 8th day of November, 2021.

Date: November 8, 2021

Aria Renewable Energy Systems LLC

/s/ Noah Ehrenpreis______________
By: Noah Ehrenpreis
Its: Vice President

United States Power Fund III, L.P.
By: EIF US Power III, LLC, its general partner
By: Ares EIF Management, LLC, its managing member

/s/ Noah Ehrenpreis______________
By: Noah Ehrenpreis
Its: Vice President

EIF US Power III, LLC
By: Ares EIF Management, LLC, its managing member

/s/ Noah Ehrenpreis______________
By: Noah Ehrenpreis
Its: Vice President
EIF United States Power Fund IV, L.P.
By: EIF US Power IV, LLC, its general partner
By: Ares EIF Management, LLC, its managing member

/s/ Noah Ehrenpreis______________
By: Noah Ehrenpreis
Its: Vice President

EIF US Power IV, LLC
By: Ares EIF Management, LLC, its managing member

/s/ Noah Ehrenpreis______________
By: Noah Ehrenpreis
Its: Vice President

Ares EIF Management LLC

/s/ Noah Ehrenpreis______________
By: Noah Ehrenpreis
Its: Vice President

Ares Management LLC

/s/ Naseem Sagati Aghili__________
By: Naseem Sagati Aghili
Its: Authorized Signatory

Ares Management Holdings L.P.
By: Ares Holdco LLC, its general partner

/s/ Naseem Sagati Aghili__________
By: Naseem Sagati Aghili
Its: Authorized Signatory
Ares Holdco LLC

/s/ Naseem Sagati Aghili__________
By: Naseem Sagati Aghili
Its: Authorized Signatory

Ares Management Corporation

/s/ Naseem Sagati Aghili__________
By: Naseem Sagati Aghili
Its: Authorized Signatory

Ares Voting LLC
By: Ares Partners Holdco LLC, its sole member

/s/ Naseem Sagati Aghili__________
By: Naseem Sagati Aghili
Its: Authorized Signatory

Ares Management GP LLC

/s/ Naseem Sagati Aghili__________
By: Naseem Sagati Aghili
Its: Authorized Signatory

Ares Partners Holdco LLC

/s/ Naseem Sagati Aghili__________
By: Naseem Sagati Aghili
Its: Authorized Signatory